                                  LEASE
                                ARTICLE I
                DEFINITIONS AND CERTAIN BASIC PROVISIONS
  1.1 The following lists sets out certain defined terms and certain financial and other information pertaining to this lease:
         (a) "Landlord": Terry N. Worrell, Sharon C. Worrell, and Kay  Y.
             Moran  as trustee of the Kay Y. Moran Family Trust UA  Dated
             February 23, 1990
         (b) Landlord's address: 5500 Preston Road, Suite #390, Dallas, Texas 75205
        (c)  "Tenant":  Curtis Mathes Corporation
        (d) Tenant's address: 2855 Marquis Drive, Suite 110, Garland, Texas 75042 (prior Commencement Date) and 10911 Petal Street, Dallas, Texas 75238 (after the Commencement Date)
         (e)  "'Tenant's trade name": Curtis Mathes
         (f)   Tenant's Guarantor (if applicable, attach Guaranty  as  an
         exhibit:         None
         (g) "Agent": Jackson & Cooksey
         (h)   "Cooperating Agent":  N/A
          (i) "Property": Landlord's property located in the City of Dallas, Dallas County, Texas, which property is described or shown on Exhibit "A" attached to this lease ("Property"). With regard to Exhibit
"A", the parties agree that the exhibit is attached solely for the purpose of locating the Property and the Demised Premises within the Property and that no representation, warranty, or covenant is to be implied by any other information shown on the exhibit (i.e., any information as to building, etc. is subject to change at any time).
          (j) "Demised Premises": an Office/Warehouse building ("Building") containing approximately 74 8.82 square feet in area (measured by calculating lengths and widths to the exterior of outside wells and to
the  center  of  interior   walls), being known as  10911  Petal  Street,
Dallas,  Texas 75238 and the Property being described or shown on Exhibit
" B" attached to this lease.
  (k) "Commencement Date": the earlier of (i) the date upon which Tenant occupies any portion of the Demised Premises, or (ii) whichever of the following alternatives may be appropriate (place an 'X' or other mark designating a choice in the appropriate box):
           ____ days after the Demised Premises are deemed "ready for occupancy' (as defined in Exhibit "D" attached to this lease), it being Landlord's estimate that the premises will be "ready for occupancy"
within 30) days after the date of execution of the lease.
          _X_  December 1, 1994
Notwithstanding  anything  contained herein  to  the  contrary,  Landlord agrees that Tenant shall have the right to use and occupy the warehouse portion of the Demised Premises (in compliance with the terms of this lease  other  than the payment of rent) after Landlord has completed  the work required of Landlord in connection with the warehouse portion (i.e., that being the raising of the lights); provided however that (A) the Commencement Date shall have been deemed to have occurred on the date specified above and (B) Landlord shall continue to perform those specific other items of Landlord's Work which have not yet been accomplished  with the goal that such items be accomplished as soon as possible.
        (1) Lease Term: Commencing on the Commencement Date and continuing for five 5 years and No (0) months after the Commencement
Date;  provided  that if the Commencement Date is a date other  than  the first day of a calendar month, the lease term shall be extended for  said number  of years and months in addition to the remainder of the  calendar month in which the Commencement Date occurs.
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         (m)         Minimum  guaranteed rental:  $*  per  month  at  the
commencement of the lease term (subject to Paragraph E of Article  IV  of
Exhibit "D"    attached hereto.
                     Months 1 - 2     $00.00
                     Months 3 - 12    $17,160.50
                     Months 13 - 36   $21,840.58
                     Months 37 - 48   $23,400.67
                     Months 49 - 60   $24,960.67
        (n)   Percentage rental rate: N/A
           (o) Common area maintenance charge: None.
        (p) Prepaid rental: $21,177.34 being an estimate of the minimum guaranteed rental, and Tenant's obligations for taxes, other real estate charges and insurance, and (if applicable) merchants' association dues or promotional fund for the month(s) of the lease term, such prepaid rental being due and payable upon execution of this lease. Note: If Tenant desires credit for prepaid rental upon execution of this lease, Tenant should list the check number N/A drawee bank N/A date of check N/A  19__, and amount N/A.
        (q)       Security  deposit:  $30,000.00, such  security  deposit
 being due and payable upon execution of this lease. Note: If Tenant desires credit for security deposit upon execution of this lease, Tenant should list the check number N/A drawee bank N/A, date of check N/A _________ 19__, and amount N/A.
         (r)   Permitted use: Office and Warehouse
    1.2    The  following  chart is provided as an estimate  of  Tenant's
 initial  monthly payment broken down into its components.   This  chart,
 however,  does not supersede the specific provisions contained elsewhere in this lease:
                    Initial Minimum Guaranteed Rental     $17,160.50
                     (Sections 1 - 1 (m) and   4.1)
            Initial Common Area Maintenance Charge
                       (Sections  1.1 a) and  7.4)         $-0-
           Initial Escrow Payment for Taxes and Other Real Estate Charges
                    (Article VI)                            $3,683.51
            Initial Escrow Payment for Insurance
                    (Article VI)                            $333.33
              Initial Payment for Merchant's Association Dues or
             Promotional Fund    (Article VIII)            $  N/A
                    Total Initial  Monthly Payment      $21,177.34
                               ARTICLE II
                             GRANTING CLAUSE
    2.1 Landlord leases the Demised Premises to Tenant upon the terms and conditions set forth in this lease.
                               ARTICLE III
                           DELIVERY OF PREMISES
   3.1 Except to the extent modified by Landlord's express assumption of construction obligations, if any, in an exhibit attached to this Lease, the Demised Premises is being leased "AS IS", with Tenant accepting all defects, if any; and Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises (without limitation, Landlord makes no warranty as to the habitability, fitness or suitability of the Demised Premises for a particular purpose nor as to
the  absence  of  any  toxic  or otherwise hazardous  substances).   This
section 3.1 is subject to any contrary requirements under applicable law; however, in this regard Tenant acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this lease.
   3.2 If this lease is executed before the Demised Premises become vacant, or if any present tenant or occupant of the Demised Premises
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holds over and Landlord cannot acquire possession of the Demised Premises prior  to the Commencement Date of this lease, as above defined, Landlord shall  not be deemed to be in default under this lease; and in such event
Tenant  agrees to accept possession of the Demised Premises at such  time as Landlord is able to tender the same. If Landlord utilizes the provisions of this Section, Landlord will waive the payment of rent and other charges covering any period prior to tender of possession of the Demised Premises to Tenant.
                               ARTICLE IV
                                  RENT
   4.1    Intentionally deleted.
    4.2 Rental shall accrue from the Commencement Date and shall be payable to Landlord, at Landlord, s address.
    4.3 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amount specified in Section 1.1 (m) of this lease.  The first such monthly installment shall be due and payable on or before  the Commencement Date, and subsequent installments shall  be  due and  payable on or before the first day of each succeeding calendar month during  the lease term; provided that if the Commencement Date is a  date other  than  the first day of a calendar month, there shall  be  due  and payable on or before such date as minimum guaranteed rental f or the balance of such calendar month a sum equal to that proportion of the rent specified f or the first full calendar month as herein provided, which the  number of days from the Commencement Date to the end of the calendar month  during which the Commencement Date shall fall bears to  the  total number of days in such month.
   4.4    Intentionally deleted
   4.5    Intentionally deleted
   4.6   Intentionally deleted
    4.7    It is understood that the minimum guaranteed rental is payable on  or  before  the first day of each calendar month (in accordance  with
Section  4.2 above), without offset or deduction of any nature.   In  the
event  any rental is not received within 10 days after its due  date  for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount
Tenant  shall pay to Landlord one of the following (the choice to  be  at the sole option of Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in an amount equal to ten percent (1 0%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses; or (b) interest on the rental then due at the maximum contractual rate which could  legally be charged in the event of a loan of such rental to Tenant
(but in no event to exceed 1 1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the rental due date and terminating with the  date on  which  Tenant makes full payment of all amounts owing to Landlord  at the time of said payment.  Any such late charge or interest payment shall be payable as additional rental under this lease, and shall be payable immediately on demand.
     4.8 If Tenant fails in two consecutive Months to make rental payments within ten days after due, Landlord, in order to reduce its administrative costs, may require, by giving written notice to Tenant
(and  in  addition  to any late charge or interest accruing  pursuant  to
Section 4.7 above, as well as any other rights and remedies accruing pursuant to Article XXII or Article XXIII below, or any other provision of this lease or at law), that minimum guaranteed rentals are to be paid quarterly in advance instead of monthly and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided
in  this  lease.   Any acceptance of a monthly rental  payment  or  of  a
personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.
                                ARTICLE V
                           Intentionally deleted
                               ARTICLE VI
                TENANT'S RESPONSIBILITY FOR TAXES, OTHER
               REAL ESTATE CHARGES AND INSURANCE EXPENSES
     6.1 Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay  the taxes based on such increase, Tenant shall pay to Landlord  upon demand  that  part  of  such taxes for which Tenant is  primarily  liable hereunder.
   6.2     Tenant shall also be liable for 'Tenant's proportionate share'
(as defined below) of all "real estate charges' (as defined below) and 'insurance expenses' (as defined below) related to the Property or Landlord's ownership of the Property. Tenant's obligations under this
Section  6.2 shall be prorated during any partial year (i.e.,  the  first year  and  the  last  year  of the lease term).  'Tenant's  proportionate share' shall be a fraction the numerator of which is the total floor area
(all of which is deemed "leasable") in the Demised Premises and the denominator of which is the total leasable floor area of all buildings in the Property at the time when the respective charge was incurred, excluding, however, areas for which any such real estate charges or insurance expenses, or both, are paid by a party or parties other than
Landlord.   Landlord and Tenant acknowledge that Tenant  is  leasing  all leasable floor area in the Property.  'Real estate charges" shall include ad  valorem  taxes, general and special assessments, parking  surcharges, any  tax  or excise on rents, any tax or charge for governmental services
(such  as  street maintenance or fire protection) and any tax  or  charge which replaces any of such above-described .real estate charges'; provided, however, that 'real estate charges" shall not be deemed to include any franchise, estate, inheritance or general income tax. "Insurance expenses' shall include all premiums and other expenses incurred by Landlord for liability insurance and fire and extended coverage property insurance (plus whatever endorsements or special coverages which Landlord, in Landlord's sole discretion, may consider appropriate).
   6.3      Landlord   and  Tenant  shall  attempt  to  obtain   separate
assessments for Tenant's obligations pursuant to Section 6.1 and, with respect to Section 6.2, for such of the "real estate charges" as are readily susceptible or separate assessment. To the extent of a separate assessment, Tenant agrees to pay such assessment before it becomes delinquent and to keep the Demised Premises free from any lien or attachment; moreover, as to all periods of time during the lease term, this covenant of Tenant shall survive the termination of the lease.  With regard to the calendar year during which the lease term expires, Landlord at  its option either may bill Tenant when the charges become payable  or may charge the Tenant an estimate of Tenant's pro rata share of whichever charges have been being paid directly by Tenant (based upon information available for the current year plus, if current year information is not adequate in itself, information relating to the immediately preceding year).
     6.4   At  such time as Landlord has reason to believe that  at  some time  within  the immediately succeeding twelve (12) month period  Tenant will owe Landlord any amounts pursuant to one or more of the preceding sections of this Article VI, Landlord may direct that Tenant prepay monthly a pro rata portion of the prospective future payment (i.e., the prospective future payment divided by the number of months before the prospective future payment will be due). Tenant agrees that any such prepayment directed by Landlord shall be due and payable monthly on the same day that minimum guaranteed rental is due.
     6.5   In  the event that any payment due from Tenant to Landlord  is not received within 1 0 days after its due date f or any reason whatsoever, or if any such payment is by check which is returned f or insufficient funds, then in addition to the amount then due Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1 1/2% per month), such interest to accrue continuously on any unpaid balance until paid.
                               ARTICLE VII
                                 REPAIRS
      7.1   Except for the repairs Landlord is specifically obligated  to
make under   Article 10.1      Tenant  shall  make  all  repairs   and
necessary replacements to the Property and the Demised Premises and the improvements, systems and equipment thereon which are necessary or desirable  to  keep  the  Property  and  the  Demised  Premises  and  the improvements thereon in good order and repair and in a safe, dry and tenantable condition. Tenant shall keep the Property and the Demised Premises in a clean and sanitary condition and free from insects, vermin and escaping odors, and in accordance with directions, rules and regulations of the officials of the governmental agencies at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of  law,  by statute, ordinance or otherwise, affecting the Property  and the Demised Premises and all appurtenances thereto. Tenant shall use, at Tenant's cost, a rodent, pest and vermin exterminator at such intervals as  Landlord may require and the identity of whom Landlord shall  approve from time to time. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall pay the cost thereof to Landlord as additional rent upon demand. Tenant shall inform Landlord promptly by written notice of any accident, fire or damage occurring an or to the Demised Premises of which Tenant has knowledge.
                              ARTICLE VIII
                          Intentionally deleted
                               ARTICLE IX
                    USE AND CARE OF DEMISED PREMISES
       9.1      Tenant shall commence business operations in the  Demised
Promises  on  or  immediately  after the commencement.   Date  and  shall
operate its business in an efficient, high class and reputable manner  so as  to  produce  the  maximum amount of sales from the Demised  Premises.
Tenant shall not at any time leave the Demised Premises vacant, but shall in  good faith continuously throughout the term of this lease conduct and carry  on  in the entire Demised Premises the type of business for  which the Demised Premises is leased.
    9.2 The Demised Premises may be used only for the purpose or purposes specified in Section 1.1 (r) above, and only under the trade name  specified in Section 1 - 1 (a) above (or, if Section 1. 1  (e)  is not  filed in, any trade name approved in advance by Landlord), and  for no other purpose and under no other trade name, it being understood and acknowledged that Landlord has entered into this lease in large part because it believes that such use and trade name will benefit the Property as a whole.
    9.3    Tenant  shall  not, without Landlord's prior written  consent, keep  anything within the premises or use the premises for  any  purpose which creates a risk of toxic or otherwise hazardous substances or which increases the insurance premium cost or invalidates any insurance policy
 carried  on  the Demised Premises or other parts of the  Property.   All
 property kept, stored or maintained within the premises by Tenant  shall be at Tenant's sole risk.
    9.4    Tenant shall not conduct within the Demised Premises any fire,
 auction,   bankruptcy,  "going-out-of-business,"   "lost-our-lease"   or
 similar sale.
    9.5 Tenant shall not permit any objectionable noises or odors to emanate from the premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building; nor place any  antenna, equipment, awning or other projection on the  exterior  of the Demised Premises or where the same can be seen or heard from outside the building; nor place any antenna, equipment, awning or other projection on the exterior of the Demised Premises; nor take any other action  which would constitute a nuisance or would disturb  or  endanger other  tenants of the Property or unreasonably interfere with their  use of their respective premises; nor permit any unlawful or immoral practice to be carried on or committed on the Demised Premises; nor do anything which would tend to injure the reputation of the Property.
   9.6          Tenant  shall take good care of the Demised Premises  and
keep  the same free from waste at all time Tenant shall not overload  the floors in the Demised Premises, nor deface or injure the Demised Premises. Tenant shall keep the Demised Premises and sidewalks, service-
ways and loading areas adjacent to the premises neat, clean and free from dirt,  rubbish, ice or snow at all times.  Tenant shall store  all  trash and garbage within the premises, or in a trash dumpster or similar container approved by Landlord as to type, location and screening; and
Tenant shall arrange for the regular pick-up of such trash and garbage at tenant's expense (unless Landlord finds it necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total of charges to all tenants using the service). Receiving and delivery of goods and merchandise and removal of garbage and trash shall
be  made  only  in  the manner and areas prescribed by Landlord.   Tenant
shall  not  operate  an incinerator or burn trash or garbage  within  the
Property.
   9.7 Tenant shall include the address and identity of its business activities in the Demised Premises in all advertisements made by Tenant in  which the address and identity of any similar local business activity of Tenant is mentioned.
   9.8 Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises
and   otherwise   comply  with  all  applicable  laws,   ordinances   and
governmental regulations.   In addition, if the nature of Tenant's business
makes it advisable for Tenant to take any extra precautions (for example,in the case of a business which is affected by so-called 'dram shop' laws, Tenant's compliance with all "dram shop' educational programs and procedures), Tenant shall take all such extra precautions. At Landlord's request, Tenant shall deliver to Landlord copies of all such permits and licenses and proof of Tenant's compliance with all such laws, ordinances, governmental regulations and extra precautions.
                                ARTICLE X
               MAINTENANCE AND REPAIR OF DEMISED PREMISES
   10.1    Landlord shall keep the foundation, the exterior walls (except plate glass; windows, doors and other exterior openings; window and door frames, molding, closure devices, locks and hardware; special store
fronts;   lighting,  heating,  air  conditioning,  plumbing   and   other
electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or other advertising media of any type;  and  interior painting or other treatment of exterior  walls)  and roof (subject to the second sentence in Section 7.4 above) of the Demised premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees and concessionaires (including, but  not  limited to, roof leaks resulting from Tenant's installation  of air  conditioning equipment or any other roof penetration or  placement);
and  the provisions of the previous sentence are expressly recognized  to be  subject to the provisions of Article XVII and Article XVIII  of  this
lease.   In the event that the Demised Premises should become in need  of repairs required to be made by Landlord hereunder Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by Landlord of such written notice in which to make such repairs.
    10.2 Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be  made by Landlord under the provisions of Section 10.1, Article  XVII and Article XVIII Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all lighting, heating, air
 conditioning,   plumbing   and   other   electrical,   mechanical    and
 electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under and above the Demised Premises, regardless of when or how the defect or other cause for repair or replacement occurred
 or  became  apparent.   If any repairs required to  be  made  by  Tenant
 hereunder are not made within ten days after written notice delivered to
 Tenant by Landlord ' Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs; and Tenant shall pay to Landlord upon demand, as additional rental hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant (but in no event to exceed 1 1/2% per month), such interest to accrue continuously from the date of payment by Landlord until repayment by
 Tenant.   At  the expiration of this lease, Tenant shall  surrender  the
 Demised  Premises in good condition, excepting reasonable wear and  tear and  losses required to be restored by Landlord in Section 10.1, Article
 XVII and Article XVIII of this lease.
                               ARTICLE XI
                               ALTERATIONS
    1   1.1   Tenant  shall  not  make  any  alterations,  additions   or
 improvements  to the Demised Premises without the prior written  consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling cutting or otherwise defacing the Demised Premises. Without limiting the generality of the immediately preceding sentence, any installation or replacement of Tenant's heating or air conditioning equipment must be effected strictly in accordance with Landlord's instructions. All alterations, additions improvements and fixtures (including, without limitation, all floor coverings and all heating and air conditioning equipment but excluding Tenant's unattached, readily movable furniture and office equipment)
 which may be made or installed by either party upon the Demised Premises shall  remain  upon  and be surrendered with the  Demised  Premises  and become the property of Landlord at the termination of this lease, unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Demised Premises to its original condition at Tenant's expense.
    11.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, lien-free and in compliance with all governmental requirements, and in such manner as  to  cause  a  minimum  of interference with  other  construction  in
 progress  and with the transaction of business in the Property.   Tenant
 agrees  to  indemnify  Landlord and hold Landlord harmless  against  any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.
    11.3 In the event Tenant uses a general contractor to perform construction work within the Demised Premises, Tenant shall prior to the commencement of such work, require said general contractor to execute and deliver to Landlord a waiver and release of any and all claims against Landlord and liens against the Property to which such contractor might  at any time be entitled and to execute and record a Bond  to  Pay
 Claims  (the 'Bond') in accordance with Chapter 53, Subchapter 1 of  the
 Texas Property Code, as such may be amended, superseded or replaced from time  to time and shall deliver a copy of the recorded Bond to Landlord.
 The  delivery of the waiver and release of lien and the Bond within  the time period set forth above shall be a condition precedent to Tenant's ability to enter on and begin its construction work at the Demised Premises and, if applicable, to any reimbursement from Landlord for its construction work.
    11.4 In the event that Landlord elects to remodel all or any portion of the Property, Tenant will cooperate with such remodeling, including Tenant's tolerating temporary inconveniences (and even the temporary removal of Tenant's signs in order to facilitate such remodeling, as it may relate to the exterior of the Demised Premises).
                               ARTICLE XI
                       LANDLORD'S RIGHT OF ACCESS
    12.1 Landlord shall have the right to enter upon the Demised Premises at any time during normal business hours and upon appointment (except for an emergency where entry may be made at any time and without appointment) for the purpose of inspecting the same, or of making repairs to the Demised Premises, or of making repairs, alterations or additions to adjacent premises, or of showing the Demised Premises to prospective purchasers, tenants or lenders.
    12.2  Tenant will permit Landlord to place and maintain "For Rent" or
 "For  Lease" signs on the Demised Premises during the last 180  days  of the  lease  term, it being understood that such signs shall  in  no  way affect Tenant's obligations pursuant to Section 9.4, Section 13.1 or any other provision of this lease.
    12.3 Use of the roof above the Demised Premises is reserved to Landlord; however, Landlord agrees that it will not use the roof above the Demised Premises for signage or other advertising displays.
                              ARTICLE XIII
                           SIGNS; STORE FRONTS
     13.1      Tenant shall not, without Landlord ' s prior written consent
(a) make any changes to the exterior of the building or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like.
All   signs,  lettering,  placards,  decorations  and  advertising  media
(including, without limitation, the sign required by Section 13.2  below)
shall  be subject to Landlord's approval, not to be unreasonably withheld or delayed and shall be subject to Landlord's requirements as to construction, method of attachment, size, shape, height, lighting, color and general appearance.  All signs shall be kept in good condition and in proper  operating order at all times.  Notwithstanding any  provision  to the contrary, Landlord shall not be able to exercise any control over the use of Curtis Mathes' trademark.
   13.2      Subject  to the restrictions of Section 13.1  above,  Tenant
agrees  to  install  and maintain a first-class sign  on  the     Demised
Premises during the term of this lease.
                               ARTICLE XIV
                                UTILITIES
     14.1 Landlord agrees to cause to be provided to the Property the necessary mains, conduits and other facilities necessary to supply water, gas  (if  deemed appropriate by Landlord), electricity, telephone service and  sewerage  service to the building in which the Demised Premises  are located.
     14.2  Tenant shall promptly pay all charges for electricity,  water, gas, telephone service, sewerage service and other utilities furnished to the Demised Promises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand as  additional  rental the rates established therefor by  Landlord  which shall  not exceed the rates which would be charged for the same  services
if  furnished  directly by the local public utility companies.   Landlord
may   at  any  time  discontinue  furnishing  any  such  service  without obligation  to Tenant other than to connect the Demised Premises  to  the public utility, if any, furnishing such service.
     14.3 Landlord shall not be liable for any interruption whatsoever in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or which are necessary or useful in connection with making any alterations, repairs or improvements.
                               ARTICLE XV
                           INSURANCE COVERAGES
     15.1 Landlord shall procure and maintain throughout the term of this lease  a  policy or policies of insurance, at its sole cost  and  expense
(but  subject  to Article VI above), causing the Property to  be  insured under standard fire and extended coverage insurance and liability insurance (plus whatever endorsements or special coverages Landlord, in its  sole  discretion, may consider appropriate), to the extent necessary to  comply  with Landlord's obligations pursuant to other  provisions  of this lease.
     15.2  Tenant shall procure and maintain throughout the term of  this lease a policy or policies of insurance at its sole cost and expense, causing Tenant's fixtures and contents to be insured under standard fire and extended coverage insurance and, with regard to liability insurance, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the
Demised  Premises,  or  by the condition of the  Demised  Premises.   The
limits of Tenant's liability policy or policies shall be in an amount not less  than  $1,000,000 per occurrence (and no offset for  occurrences  on property other than the Demised Premises), and shall be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least twenty days prior to cancellation of such insurance.
Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least thirty days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirement relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional rental
hereunder  the  premium  cost  thereof  plus  interest  at  the   maximum
contractual  rate (but in no event to exceed I 1/2% per month)  from  the date of payment by Landlord until repaid by Tenant.
                             ARTICLE XVI
           WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION
     16.1  Landlord  and  Landlord's agents and employees  shall  not  be liable  to Tenant, nor to Tenant's employees, agents or visitors, nor  to any other person whomsoever, for any injury to person or damage to property caused by the Demised Premises or other portions of the Property becoming out of repair or by defect or failure of any structural element of  the  Demised Premises or of any equipment pipes or wiring, or  broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Demised Premises (except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant, nor to Tenant's employees, agents or visitors, nor to any other person whomsoever, for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Property or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord. Landlord shall not be held responsible in any way on account of any construction, repair or reconstruction (including widening) of any private or public roadways, walkways or utility lines.
     16.2 Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Property caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Shopping center under express or implied invitation of Tenant (with the exception of customers in the Property), or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by  Tenant  in the performance of its obligations under this  lease;  and
Tenant  hereby  agrees to indemnify Landlord and hold  Landlord  harmless from any loss, expense or claims arising out of such damage or injury.
            16.3 Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other, or to any other party claiming through or under them by way of subrogation or otherwise, for
any loss or damage to    property caused by a casualty which is insurable
under  standard fire and extended coverage insurance; provided,  however, that  this mutual waiver shall be applicable only with respect to a  loss or  damage  occurring  during the time when property insurance  policies, which  are  readily  available in the marketplace, contain  a  clause  or permit an endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the insured party to receive proceeds under the policy; provided, further, that this release shall not be applicable to the portion of any damage which is not reimbursed by the damaged party's insurer because of the "deductible' in the  damaged party's insurance coverage.  The release specified  in  this
Section 16.3 is cumulative with any releases or exculpations which may be contained in other provisions of this lease.
                              ARTICLE XVII
                           DAMAGES BY CASUALTY
     17.1  Tenant shall give immediate written notice to the Landlord  of any damage caused to the Demised Premises by fire or other casualty.
     17.2  In  the  event that the Demised Premises shall be  damaged  or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this lease  as  hereinafter provided, Landlord shall proceed  with  reasonable diligence  and  at its sole cost and expense to rebuild  and  repair  the
Demised  Premises.   In the event (a) the building in which  the  Demised
Premises  are located is destroyed or substantially damaged by a casualty not covered by Landlord's insurance or (b) such building is destroyed or rendered untenantable to an extent in excess of fifty percent of the first  floor area by a casualty covered by Landlord's insurance,  or  (c)
the holder of a mortgage, deed of trust or other lien on such building at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises; Landlord shall give written notice to Tenant of such election within sixty days after the occurrence of such casualty and, if it elects to  rebuild and repair, shall proceed to do so with reasonable  diligence and at its sole cost and expense.
     17.3  Landlord's obligation to rebuild and repair under this Article
XVII shall in any event be limited to restoring one of the following  (as may  be  applicable):  (a)  if this lease does not  include  an  attached
exhibit   describing   Landlord's  initial  construction   responsibility
('Landlord's Work'), restoring the Demised Premises to substantially the condition in which the same existed prior to such casualty, exclusive of
any   alterations,  additions,  improvements,  fixtures   and   equipment
installed  by  Tenant; or (b) restoring Landlord's Work, as described  in the applicable exhibit attached to this lease (if such an exhibit is attached), to substantially the same condition in which the same existed prior  to the casualty.  Tenant agrees that promptly after completion  of such work by Landlord, Tenant will proceed with reasonable diligence  and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant, or, if an exhibit describing Tenant's Work is attached hereto, all items of Tenant's Work as described in such exhibit, as the case may be.
     17.4  Tenant  agrees  that during any period  of  reconstruction  or repair  of  the Demised Premises, it will continue the operation  of  its
business  within the Demised Premises to the extent practicable.   During
the  period from the occurrence of the casualty until Landlord's  repairs are  completed,  the minimum guaranteed rental shall be reduced  to  such extent  as  may be fair and reasonable under the circumstances;  however, there shall be no abatement of other charges provided for herein.
                              ARTICLE XVIII
                             EMINENT DOMAIN
     18.1 If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any  governmental  law, ordinance or regulation or by  right  of  eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.
     18.2 If less than thirty percent (30%) of the floor area of the Demised Premises should be taken as aforesaid, this lease shall not terminate; however, the minimum guaranteed rental but not percentage rental) payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises or, if an exhibit describing Landlord's Work is attached to this lease, all necessary repairs within the scope of Landlord's Work as described in such exhibit, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole.
     18.3  If any part of the Property should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the Property remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Property shall be less than seventy percent of the area of the Property immediately prior to the taking. Any election to terminate this lease  in  accordance with this provision shall be evidenced  by  written notice  of  termination delivered to the other party within  thirty  days after date physical possession is taken by condemning authority.
      18.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Property shall be  the  property of Landlord, and Tenant hereby assigns its interest  in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant as long as such separate, award does not reduce the amount of the award that would otherwise be awarded to Landlord.
                               ARTICLE XIX
                        ASSIGNMENT AND SUBLETTING
    19.1  Tenant shall not assign or in any manner transfer this lease or any  estate or interest therein, or sublet the Demised Premises  or  any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord. Landlord agrees that it will not withhold consent in a wholly unreasonable and arbitrary manner (as further explained in Section 28.4 of this lease); however, in determining whether or not to grant its consent, Landlord shall be entitled to take into consideration factors such as the reputation and net worth of the proposed transferee, and the then current market conditions (including market rentals).  In addition, Landlord shall also be entitled to charge
 Tenant  a  reasonable fee for processing Tenant's request.   Consent  by
 Landlord to one or more assignments or sublettings shall not operate  as a  waiver  of  Landlord's  rights as to any subsequent  assignments  and sublettings.
    19.2  If Tenant is a corporation, partnership or other entity and  if at  any time during the term of this lease the person or persons who own a majority of either the outstanding voting rights or the outstanding ownership interests of Tenant at the time of the execution of this lease cease to own a majority of such voting rights or ownership interests (except as a result of transfers by devise or descent), the loss of a majority of such voting rights or ownership interests shall be deemed an assignment of this lease by Tenant and, therefore, subject in all
 respects  to  the  provisions of Section  1  9.1  above.   The  previous
 sentence  shall not apply, however, if at the time of the  execution  of this lease, Tenant is a corporation and the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market.
    19.3   Any assignee or sublessee of an interest in and to this  lease shall  be  deemed, by acceptance of such assignment or  sublease  or  by taking  actual  or constructive possession of the Demised  Premises,  to have  assumed all of the obligations set forth in or arising under  this lease.  Such assumption shall be effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of the Demised Premises.
    19.4 Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not
Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a  sublessee (or a combination of the rental payable under such  sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this lease, then Tenant shall be bound and obligated to pay Landlord  all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in the event of an assignment or subletting, it is understood and agreed that ail rentals paid to Tenant by an assignee or sublessee shall be received by
Tenant  in  trust for Landlord, to be forwarded immediately  to  Landlord without  offset or reduction of any kind; and upon election  by  Landlord such  rentals shall be paid directly to Landlord as specified in  Section
4.2  of  this  lease  (to be applied as a credit and offset  to  Tenant's rental obligation).
    19.5 Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Demised Premises.
    19.6   In the event of the transfer and assignment by Landlord of its
interest  in  this  lease  and in the building  containing   the  Demised
Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of  the Landlord for performance of such obligations.  Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest and Landlord shall thereby be discharged of any further obligation relating thereto.
                               ARTICLE XX
                  SUBORDINATION; ATTORNMENT; ESTOPPELS
    20.1 Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed  upon the Property or any portion of the Property which  includes the  Demised  Premises,  and  to any renewals  and  extensions  thereof.
 Tenant agrees that any mortgagee shall have the right at any time to subordinate its mortgage, deed of trust or other lien to this lease; provided, however, notwithstanding that this lease may be (or made to
 be)  superior to a mortgage, deed of trust or other lien, the  mortgagee shall  not  be liable for prepaid rentals, security deposits and  claims
 accruing   during  Landlord's  ownership;  further  provided  that   the
 provisions  of a mortgage, deed of trust or other lien relative  to  the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and provisions relative to proceeds arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Property as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may  request; provided, however, that upon Tenant's written request  and notice to Landlord, Landlord shall use good faith efforts to obtain from any  such mortgagee a written agreement that after a foreclosure  (or  a deed  in  lieu of foreclosure) in the rights of Tenant shall  remain  in full  force and effect during the term of this lease so long  as  Tenant shall continue to recognize and perform all of the covenants and conditions of this lease.
      20.2      At  any time when the holder of an outstanding  mortgage,
  deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this lease,
  Tenant  may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice  of such default and a reasonable time (not less than  30  days)
  shall thereafter have elapsed without the default having been cured.
     20.3      Tenant agrees that it will from time to time upon  request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this lease, shall certify that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article XX, and shall contain such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of  Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.
                               ARTICLE XXI
                     DIRECTION OF TENANT'S ENERGIES
                          Intentionally Deleted
                              ARTICLE XXII
                     DEFAULT BY TENANT AND REMEDIES
    22.1  The following events shall be deemed to be events of default by
        Tenant under this lease:
        (a)     Tenant shall fail to pay any installment or rental or any
    other obligation under this lease involving the payment of money  and such failure shall continue for a period of ten (10) days after written notice thereof to Tenant; provided, however, that for each calendar year during which Landlord has already given Tenant one written notice of the failure to pay an installment of rental, no further notice shall be required (i.e., the event of default will automatically occur on the tenth day after the date upon which the rental was due).
             (b)      Tenant  shall fail to comply with any provision  of
this  lease, other than as described in subsection (a) above, and  either shall not cure such failure within fifteen (15) days after written notice thereof to Tenant, or shall cure that particular failure but shall again fail  to comply with the same provision of the lease within three  months after Landlord's written notice.
        (c)  Tenant  or any guarantor of Tenant's obligations under  this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.
        (d)    Tenant or any guarantor of Tenant's obligations under this lease  shall  file  a petition under any section or  chapter  of  the federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this lease thereunder.
    (e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation under this lease.
    (f)Tenant shall  desert  or  vacate or shall commence  to  desert  or vacate  the Demised Premises or any substantial portion  of the Demised Premises or at any time prior to the last month of  the  lease  term  shall remove or  attempt  to  remove, without  the prior written consent of Landlord,  all  or  a substantial  amount  of Tenant's goods,  wares,  equipment, fixtures, furniture, or other personal property.
        (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or upon all or any part of the Property.
   22.2    Upon  the  occurrence of any such events of default,  Landlord shall  have  the  option  to  pursue any one or  more  of  the  following remedies:
        (a)     Without  any further notice or demand whatsoever,  Tenant
    shall be obligated to reimburse Landlord for the damages suffered by Landlord as a result of the event of default, plus interest on such amount at the maximum contractual rate which could legally be charged in  the event of a loan of such amount to Tenant (but in no event  to exceed 1-1/2% per month); and Landlord may pursue a monetary recovery from Tenant.  In this regard, and without limiting the generality  of the immediately preceding sentence, it is agreed that if Tenant fails to occupy the Demised Premises as required in this lease or, having occupied same for business, subsequently deserts or vacates the Demised Premises or otherwise ceases to conduct business in the
    Demised  Premises  as required in this lease, then  Landlord  at  its
    option   may  seek  monetary  recovery  for  the  loss  of   Tenant's
    anticipated contribution to commerce within the Property; moreover, Landlord and Tenant further agree that inasmuch as the exact amount of  damages would be difficult to determine, liquidated damages  will be due monthly in an amount equal to twenty-five percent of the monthly guaranteed rental payable for the month if Tenant fails to open for business as required in this lease or, having opened for business, subsequently deserts or vacates the Demised Premises or otherwise ceases to conduct business in the Demised Premises as required by this lease (including, but not limited to, failing to comply with the requirements of Section 9.1 of this lease).
           (b) Without any further notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law
     to   insure   performance  by  Tenant  of  Tenant's  covenants   and
     obligations under this lease.  In this regard, and without  limiting the  generality of the immediately preceding sentence, it is  agreed that  if Tenant fails to open for business as required in this lease or, having opened for business, deserts or vacates the Demised Premises, Landlord may enter upon and take possession of such premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this lease, without any obligation to relet with the provision that Landlord shall use good faith efforts; however, if Landlord does, elect  to relet the Demised Premises, such action by Landlord  shall not  be deemed as an acceptance of Tenant's surrender of the Demised
     Premises   unless  Landlord  expressly  notifies  Tenant   of   such
     acceptance in writing pursuant to this subsection (b), Tenant hereby acknowledging that Landlord shall otherwise be reletting as Tenant's agent  and Tenant furthermore hereby agreeing to pay to Landlord  on demand any deficiency that may arise between the monthly rentals and other charges provided in this lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any  default  described in subsection (b) of Section  22.1  of  this lease, Landlord shall have the right to enter upon the Demised Premises by force if necessary without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur  in thus effecting compliance with Tenant's obligations  under this  lease,  and Tenant further agrees that Landlord shall  not  be liable for any damages resulting to the Tenant from such action. Finally it is agreed that in the event of any default described in subsection (g) of Section 22.1 of this lease, Landlord may pay or bond  around  such lien whether or not contested by Tenant;  and  in such  event  Tenant agrees to reimburse Landlord on demand  for  all costs and expenses incurred in connection with any such action, with
     Tenant  further agreeing that Landlord shall in no event  be  liable for any damages or claims resulting from such action.
         (c) Landlord may terminate this lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may,  without prejudice to any other remedy which Landlord may  have for possession or arrearages in rent (including any late charge or interest which may have accrued pursuant to Section 4.7 of this lease), enter upon and take possession of the Demised Premises and expel  or  remove Tenant and any other person who may  be  occupying said  premises  or any part thereof, by force if necessary,  without
     being liable for prosecution or any claim for damages therefor.   In
     addition,  Tenant agrees to pay to Landlord on demand the amount  of all loss and damage which Landlord may suffer by reason of any termination effected pursuant to this subsection (cl, said loss and damage to be determined by either of the following alternative measures of damages:
            (i)      Until Landlord is able, through reasonable  efforts,
        the nature of which efforts shall be at the sole discretion of Landlord, to relet the Demised premises under terms satisfactory to Landlord, in its sole discretion, Tenant shall pay to Landlord on or before the first day of each calendar month, the monthly rentals and other charges provided in this lease. If and after the  Demised  Premises have been relet by Landlord, Tenant  shall pay to Landlord on the 20th day of each calendar month the difference between the monthly rentals and other charges provided in this lease for such calendar month and that actually collected by  Landlord for such month.  If it is necessary for Landlord  to bring  suit  in  order to collect any deficiency, Landlord  shall have  a  right  to allow such deficiencies to accumulate  and  to bring an action on several or all of the accrued deficiencies  at one time.  Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this lease, shall be credited to Tenant in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less  than the monthly rentals and other charges provided in this lease;  but Tenant shall have no right to such excess other  than the above-described credit.
            (ii)     When Landlord desires, Landlord may demand  a  final
        settlement.   Upon demand for a final settlement, Landlord  shall
        have a right to, and Tenant hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this lease for the remainder of the term and the reasonable rental value of the Demised Premises for such period, such difference to be discounted to present value at a rate equal to  the rate of interest which is allowed by law in the State  of
        Texas when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of six percent per annum).
If Landlord elects to exercise the remedy prescribed in subsection 22.2(b) above, this election shall in no way prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in subsection 22.2(c) above, provided that at the time of such cancellation Tenant is still in default. Similarly, if Landlord elects to  compute  damages  in  the manner prescribed by subsection  22.2(c)(i)
above,  this election shall in no way prejudice Landlord's right  at  any
time   thereafter  to  demand  a  final  settlement  in  accordance  with subsection 22.2(c)(ii) above.  Pursuit of any of the above remedies shall not  preclude pursuit of any other remedies prescribed in other  sections of this lease and any other remedies provided by law. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event  of default shall not be deemed or construed to constitute a waiver of such default.
   22.3   It is expressly agreed that in determining 'the monthly rentals and other charges provided in this lease,' as that term is used throughout subsections 22.2(c)(i) and 22.2(c)(ii) above, there shall be added to the minimum guaranteed rental (as specified in Sections 1.1  (m)
and 4.1 of this lease) a sum equal to the charges for maintenance of the Property (as specified in Sections 1. 1 (o) and 7.4 of this lease), and the payments for taxes, charges and insurance (as specified in Article VI of this lease).
   22.4   It  is  further agreed that, in addition to  payments  required
pursuant   to  subsections  22-2(b)  and  22.2(c)  above,  Tenant   shall
compensate Landlord for all expenses incurred by Landlord in repossession (including, among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all expenses incurred  by
Landlord   in  reletting  (including,  among  other  expenses,   repairs,
remodeling,  replacements,  advertisements  and  brokerage   fees),   all
concessions  granted  to  a new tenant upon reletting  (including,  among other concessions, renewal options) all losses incurred by Landlord as  a direct or indirect result of Tenant's default (including, among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Property) and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.
     22.5 Landlord may restrain or enjoin any breach of threatened breach
of  any  covenant,  duty or obligation of Tenant herein  contained.   The
remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.
     22.6 If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.
     22.7  In  the event that any one or more provisions of this  Article
XXII authorizes Landlord to enter the Demised Premises, Landlord is entitled and is hereby authorized, without any notice to Tenant, to enter upon the Demised Premises by use of a duplicate key, a master key, a locksmith's entry procedures or any other means not involving personal confrontation, and to alter or change the door locks on all entry doors of  the Demised Premises, thereby permanently excluding Tenant.  In  such event  Landlord, if required by statute, shall place a written notice  on the  Demised Premises explaining Landlord's action; moreover, it a reason for Landlord's action is the failure of Tenant to pay any one or more rentals when due pursuant to this lease, Landlord shall not be required to provide the new key (if any) to Tenant until and unless all rental defaults of Tenant have been fully cured.
     22.8 Tenant acknowledges its obligation to deposit with Landlord the sum stated in Section 1. I (q) above, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Tenant agrees that such deposit may be co-mingled with Landlord's other funds and is not an advance payment of rental  or a measure of Landlord's damages in case of default by  Tenant.
Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default, and
Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to the provisions of Section 19.5 above).
     22.9  In  the  event of any default described in subsection  (d)  of
Section  22.1  of this lease, any assumption and assignment must  conform with  the  requirements of the Bankruptcy Code which provides,  in  part, that  the Landlord must be provided with adequate assurances (i)  of  the source  of  rent and other consideration due under this lease, (ill  that the financial condition and operating performance of any proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of Tenant and its guarantors, if any, as of the date of execution of this lease; (ill) that any percentage rent due under this lease will not decline substantially;
(iv) that any assumption or assignment is subject to all of the provisions of this lease (including, but not limited to, restrictions as to  use)  and will not breach any such provision contained in  any  other lease,  financing agreement or other agreement relating to the  Property;
and  (v)  that any assumption or assignment will not disrupt  any  tenant mix or balance in the Property.
       (a)       In   order  to  provide  Landlord  with  the  assurances
contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this lease is effective:
(i)  all defaults under subsection (a) of Section 22.1 of this lease must be  cured  within ten (1 0) days after the date of assumption;  (ill  all other defaults under Section 22.1 of this lease other than under subsection (d) of Section 22.1 must be cured within fifteen (151 days after  the date of assumption; (ill) all actual monetary losses  incurred by  Landlord  (including, but not limited to, reasonable attorneys  fees)
must be paid to Landlord within ten (1 0) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption) and an advance prepayment of minimum guaranteed rent in the amount of three (3) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption), both sums  to be  held by Landlord in accordance with Section 22.8 above and deemed  to be rent under this lease for the purposes of the Bankruptcy Code as amended from time to time in effect.
        (b) In the event this lease is assumed in accordance with the requirements of the Bankruptcy Code and this lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i)
a  financial  statement of the proposed assignee prepared  in  accordance with  generally  accepted  accounting  principles  consistently  applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of ail of Tenant's obligations under this lease.
                              ARTICLE XXIII
                LANDLORD'S CONTRACTUAL SECURITY INTEREST
   23.1    In  addition to the statutory Landlord's lien, Landlord  shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to  secure  payment of any damages or loss which Landlord may  suffer  by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in rent as well as any and all other sums of  money  then  due  to Landlord or to become due to Landlord  hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by
Tenant,  Landlord  may,     in addition to any  other  remedies  provided
herein,  enter upon the Demised Premises and take possession of  any  and all goods, wares, equipment, fixtures furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public  sale or  of the time after which any private sale is to be made, at which sale the  Landlord or its assigns may purchase unless otherwise prohibited  by
law.   Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least five days before the time of sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner  if held in the above-described Demises Premises or where the property is located after the time, place and method of sale and general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five consecutive days before the date of the sale.  The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by  law; the Tenant shall pay any deficiencies forthwith.  Tenant  hereby agrees  that a carbon, photographic or other reproduction of  this  lease
shall   be  sufficient  to  constitute  a  financing  statement.   Tenant
nevertheless agrees that upon request by Landlord, Tenant agrees that  it will  execute  and  deliver  to Landlord a financing  statement  in  form
sufficient  to  perfect  the  security  interest  of  Landlord   in   the
aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the property is located, as well as any other state the laws of which Landlord may at any time consider to be applicable; moreover, Landlord is hereby irrevocably vested with a power of  attorney from Tenant to execute any and all such financing statements on behalf of Tenant.
    23.2 Notwithstanding Section 23.1, Landlord agrees that it will subordinate its security interest and Landlord's lion to the security
 interest  of  Tenant's  supplier  or  institutional  financial   source;
 provided   that  the  subordination  must  be  limited  to  a  specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction. Upon execution of this lease, Landlord shall execute the Subordination Agreement attached hereto as Exhibit E.
                              ARTICLE XXIV
                              HOLDING OVER
    24.1 In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a  new  lease,  it shall be deemed to be occupying said  premises  as  a tenant  from  month to month at a rental equal to the rental  (including any percentage rental) herein provided plus fifty percent of such amount otherwise subject to all the conditions, provisions and obligations of this  lease  insofar  as  the same are applicable  to  a  month-to-month tenancy.
                               ARTICLE XXV
                                 NOTICES
    25.1   Wherever  any notice is required or permitted hereunder,  such
 notice  shall  be  in  writing.   Any notice  or  document  required  or
 permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the
 United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out in Section 1. 1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.
    25.2 If and when included within the term 'Landlord' as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Landlord; if and when included within the term 'Tenant' as used in this instrument there are more  than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payment to Tenant. Ail parties included within the terms "Landlord" and 'Tenant,' respectively, shall be bound by notices and payments given in accordance with the provisions of this Article to the same effect as if each  had  received such notice or payment.  In addition  Tenant  agrees that notices to Tenant may be given by Landlord's attorney, property manager or other agent.
                            ARTICLE XXVI
                    COMMISSIONS; ADVICE FROM AGENT
    26.1 Landlord shall pay to Jackson & Cooksey - (*Agent), a commission as set out in a separate letter agreement dated August24,
 1994, it being agreed that such agent's right to such a commission irrevocably vests upon the execution of this lease, notwithstanding subsequent default by Landlord or Tenant or any amendment, modification or termination of this lease. Landlord shall pay agent one-half of such commission upon full execution of the lease and one-half upon the commencement date of the lease.
   26.2   Intentionally deleted.
   26.3   Intentionally deleted.
   26.4   Intentionally deleted.
   26.5   Tenant hereby acknowledges that at the time of the execution of this  lease, Agent advised Tenant by this writing that Tenant should have an abstract covering the real estate upon which the Property and the Demised Premises are located examined by an attorney of Tenant's own selection or, at Tenant's option, that Tenant should obtain a leasehold owner's policy of title insurance.
       26.6      Tenant  also acknowledges that Agent has advised  Tenant
that because Agent has no expertise with respect to toxic or otherwise hazardous substances, Tenant should, prior to executing this lease, have qualified experts conduct proper inspections of the Demised Premises in order to determine whether or not toxic or otherwise hazardous substances exist in, under or around the Demised Premises.
                              ARTICLE XVII
                               REGULATIONS
     27.1 Landlord and Tenant acknowledge that there are in effect federal, state, county and municipal laws, orders, rules, directives and regulations (collectively referred to hereinafter as the 'Regulations')
and that additional Regulations may hereafter be enacted or go into effect, relating to or affecting the Demised Premises or the Property, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, toxic or otherwise hazardous substances, and conduct of business. Subject to the express rights granted to Tenant under the terms of this lease, Tenant will not cause, or permit to be caused, any act or practice by negligence, omission or otherwise, that would adversely affect the environment, or do anything or permit anything to be done that would violate any of said laws, regulations or guidelines. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Property or the  Demised Premises pursuant to said Regulations or any changes imposed upon Tenant, Tenant's customers or other invitees pursuant to same.
     27.2 If, by reason of any Regulations, the payment to, or collection by, Landlord of any rental or other charge (collectively referred to hereinafter as "Lease Payments') payable by Tenant to Landlord pursuant to the provisions of this lease is in excess of the amount (the 'Maximum Charge') permitted thereof by the Regulations, then Tenant, during the period  (the 'Freeze Period') when the Regulations shall be in force  and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier (i)
the  expiration  of the Freeze Period, or (ii) the issuance  of  a  final order or judgment of a court of competent jurisdiction declaring the Regulations to be invalid or not applicable to the provisions of this lease,  Tenant, to the extent not then proscribed by law, and  commencing with the first day of the month immediately following, shall pay to Landlord as additional rental, in equal monthly installments during the balance of the term of this lease, a sum equal to the cumulative difference between the Maximum Charges and the Lease Payments during the
Freeze  Period.   If any provisions of this section, or  the  application
thereof, shall to any extent be declared to be invalid and unenforceable, the  same  shall not be deemed to affect any of the other  provisions  of this section or of this lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.
                              ARTICLE XVIII
                              MISCELLANEOUS
     28.1 Nothing in this lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and tenant.
     28.2 Tenant shall not for any reason withhold or reduce Tenant's required payments of rentals and other charges provided in this lease, it being agreed that the obligations of Landlord under this lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny
Tenant the ability of pursuing all rights granted it under this lease  or at  law;  however, at the direction of Landlord, Tenant's claims in  this regard shall be litigated in proceedings different from any litigation involving rental claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).
     28.3 The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Demised Premises; and Landlord shall not be personally liable for any deficiency, except that Landlord shall, subject to the provisions of Section 19.5 hereof, remain personally liable to account to Tenant for any security deposit under
this  lease.   This  clause shall not be deemed  to  limit  or  deny  any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.
     28.4  In  all circumstances under this lease where the prior consent of  one party (the 'consenting party'), whether it be Landlord or Tenant, is  required before the other party (the 'requesting party) is authorized to take any particular type of action, such consent shall not be withheld in  a  wholly unreasonable and arbitrary manner; however, the  requesting party  agrees that its exclusive remedy if it believes that  consent  has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Section 9.2 or Section 19.1) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party  hereby waiving any claim for damages, attorneys fees or any  other remedy  unless the consenting party refuses to comply with a court  order or judgment requiring it to grant its consent).
     28.5  One or more waivers of any covenant, term or condition of this lease  by either party shall not be construed as a waiver of a subsequent breach  of the same covenant, term or condition.  The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.
     28,6 Whenever a period of time is herein prescribed for action to be taken  by Landlord, Landlord shall not be liable or responsible for,  and there  shall be excluded from the computation of any such period of  time any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.
     28.7 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a statement in recordable form certifying that this lease is unmodified and in full force and effect (or if  there  have  been modifications, that the same is in full  force  and effect  as  so modified).  In addition, Tenant, upon Landlord's  request, shall furnish to Landlord or to any third party or parties designated by Landlord an estoppel/acceptance certificate in the form attached hereto as Exhibit 'F', Any other such recordation of this lease by Tenant, other than at the written request of Landlord, shall constitute an event of default under this lease.
    28.8  * Intentionally Deleted
    28.9   Notwithstanding  anything contained herein  to  the  contrary,
Tenant agrees that Landlord shall have no personal liability with respect to  any  of the provisions of this lease and Tenant shall look solely  to the  estate and property of Landlord in the land and buildings comprising
the   Property  of  which  the  leased  premises  form  a  part  for  the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord in the event  of  any default or breach by Landlord with respect to any  of  the terms and provisions of this lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any Mortgage covering all or part of the Property, and no other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other judicial process f or the satisfaction of Tenant's claim. This Section shall inure to the benefit of Landlord's successors and assigns and their respective principals.
    28.10 If any provision of this lease should be held to be invalid  or
 unenforceable,  the  validity  and  enforceability  of   the   remaining
 provisions of this lease shall not be affected thereby.
    28.11 If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the underlying lease under which  Landlord holds the Property as lessee.  Tenant covenants that  it will  do  no act or thing which would constitute a violation by Landlord of his obligation under such underlying lease; provided, however, that Tenant's agreement in this regard is premised on Landlord's assurances to  the  effect  that  the  terms of this  lease  do  not  violate  such underlying lease.
    28.12 The laws of the State of Texas shall govern the interpretation,
 validity,  performance and enforcement of this  lease.   Venue  for  any
 action under this lease shall be the county in which rentals are due pursuant to Section 4.2 and Section 1.1 of this lease.
    28.13  The  captions used herein are for convenience only and do  not limit or amplify the provisions hereof.
    28.14 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.
    28.15  The  terms, provisions and covenants contained in  this  lease shall  apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.
    28.16  This lease contains the entire agreement between the  parties, and  no  rights  are  created in favor of either  party  other  than  as
 specified  or  expressly  contemplated  in  this  lease.   No  brochure,
 rendering  information or correspondence shall be deemed to be  part  of this  agreement; unless specifically incorporated herein  by  reference.
 In addition, no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.
 28.17  LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT  RELYING
 UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION OR PROMISE  OF
 THE OTHER, OR OF THE AGENT OR COOPERATING AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH [PLACE AN -X- OR OTHER MARK DESIGNATING A CHOICE IN
 THE APPROPRAITE BOX]:
    x    IN THIS LEASE
       IN ________ AS WELL AS IN THIS LEASE.
    NOTE:  IF  NO 'X' (OR OTHER MARK DESIGNATING A CHOICE) IS  PLACED  IN
 EITHER  BOX IN THIS SECTION 28.17, THEN THE FIRST BOX WILL BE DEEMED  TO
 HAVE BEEN MARKED.
   28.18 STRIKE IF NOT APPLICABLE:
    28.19 If Tenant shall breach this lease subsequent to the execution hereof, but prior to the Commencement Date, Landlord, in addition to all other rights and remedies herein provided, may retain prepaid rental and security deposit as partial compensation for Landlord's damages and expenses due to such breach.
   28.20  Intentionally Deleted
   28.21   Tenant warrants that it has had no dealing with any broker  or agent in connection with the negotiation
 or  execution  of  this Lease other Agent.  In the event  any  agent  or broker  other  than  Agent shall make a claim for a commission,  or  fee
 based   upon  any  alleged  agreement  with  Tenant,  Tenant  shall   be
 responsible for payment thereof and hereby indemnities and holds Landlord harmless from such claim for commission or fees.
 28.22  NOTWITHSTANDING ANY PROVISION CONTAINED HEREIN TO  THE  CONTRARY,
 TENANT HEREBY ACCEPTS THE DEMISED PREMISES IN AN 'AS IS" CONDITION AND ACKNOWLEDGES AND AGREES THAT (I) NO REPRESENTATIONS OR WARRANTIES,
 EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION THEREOF OR THE HABITABILITY OR SUITABILITY OF THE SAME FOR TENANT'S BUSINESS OPERATIONS
 OR ANY OTHER PURPOSE, OR OTHERWISE, HAVE BEEN MADE TO TENANT BY LANDLORD
 OR   ANYONE  FOR  OR  ON  BEHALF  OF  LANDLORD,  AND  ANY  WARRANTY   OF
 HABITABILITY, SUITABILITY OR FIT ACTING THE DEMISED PREMISES FOR A PARTICULAR USE OR PURPOSE, EITHER EXPRESS OR IMPLIED, IF ANY, ARE HEREBY DISCLAIMED BY LANDLORD AND IRREVOCABLY WAIVED BY TENANT, AND (if) LANDLORD SHALL BE UNDER NO OBLIGATION TO MAKEANY ALTERATIONS OR IMPROVEMENTS TO THE DEMISED PREMISES OTHER THAN AS REFERENCED IN EXHIBIT
 "D".
   28.23 This lease consists of twenty-eight articles and Exhibits "A" through "F" With the exception of Article VII, in the event any provision of an exhibit or other attached page shall be inconsistent with a provision in the body of the lease, the provision as set forth in the exhibit shall be deemed to control.
   28.24  This offer to lease shall expire and be of no further force and effect if not fully executed by 5:00 p.m. October 28, 1994.
   EXECUTED as of the latest date accompanying a signature by Landlord or
   Tenant below.
LANDLORD:
  ATTEST or WITNESS      /s/  Terry N. Worrell
                         /s/  Sharon C. Worrell
                         /s/  Kay Y. Moran as Trustee of the Kay Y. Moran
                              Family Trust UA Dated February 23, 1990
          Date of Signature October 27, 1994
               Taxpayer Identification No.
          TENANT:   Curtis Mathes Corporation
 By:   /s/     Neal J. Katz
     Title:  Vice President
 Date of Signature       October 2, 1994
Taxpayer Identification
     AGENT: Jackson & Cooksey
By
Address 12750 Merit Drive, Suite 1310, Dallas, TX 75251
LIST OF EXHIBITS
          Exhibit "A"              Site Plan
          Exhibit "B"              Legal Description
          Exhibit "C"              Guaranty
          Exhibit "D"              Construction Exhibit
          Exhibit "E"              Subordination Agreement
          Exhibit "F"              Estoppel
EXHIBIT "B"
LEGAL DESCRIPTION
 BEING a tract of land situated in the A.G. Collins Surveys, Abstract No.
 329, and being part of Lot 5, Block A/8042 of Santa Fe Jupiter Road Industrial District Addition IV, an addition to the City of Dallas as recorded in Volume 82096, Page 2072, Deed Records, Dallas, County,
 Texas, and being more particularly described as follows:
 BEGINNING  at  an iron rod set for corner situated in the East  line  of
 Petal Street (a 60 foot right-of-way) and being South 00 29' 00" East, a distance of 174.90 feet from the most Southerly point on a 10' X 10'
 corner clip at the intersection of the South line of Grader Street (a 60 foot right-of-way), and the East line of said Petal Street;
 THENCE North 89 31' 00" East, departing said Petal Street a distance  of
 453.40  feet to an iron rod set for corner situated in the West line  of
 Lead Track "B" (a 34 foot right-of-way);
 THENCE along the West line of said Lead Track "B" the following:
 South  00  29' 00' East, a distance of 248.85 feet to an iron rod  found for corner and
 being the beginning of a curve to the right;
 Along  said  curve  having a central angle of 31 10' 44",  a  radius  of
 461.34  feet, and an arc length of 251.05 feet to an iron rod found  for corner situated in the Northeast line of said Petal Street;
 THENCE along the Northeast line of said Petal Street the following:
 North 51 36' 29" West, a distance of 367.65 feet to an iron rod set  for corner and being the beginning of a curve to the right;
 Along  said  curve  having a central angle of 51 07' 29",  a  radius  of
 270.00  feet, and an arc length of 240.91 feet to an iron  rod  set  for corner;
 North  00  29'  00"  West, a distance of 46.74  feet  to  the  POINT  OF
 BEGINNING  and containing 3.5201 acres or 153,335 square feet  of  land, more or less.